JUNIOR STOCK PLEDGE AGREEMENT

                    THIS JUNIOR STOCK PLEDGE AGREEMENT is entered into as of this 10th day of November, 2005, by and between IBF FUND LIQUIDATING LLC a Delaware limited liability company, as holder of the Convertible Debentures (defined below) (together with its successors and assigns, “Secured Party”) and SUNSET BRANDS, INC. a Nevada corporation (“Pledgor”).

                    WHEREAS, pursuant to that certain Amended and Restated Acquisition Agreement and Plan of Merger dated as of November 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), by and among Pledgor, Secured Party, U.S. Mills, Inc. (“US Mills”) and USM Acquisition Sub, Inc., Pledgor will acquire US Mills by merger (the “Acquisition”);

                    WHEREAS, pursuant to the terms of the Acquisition Agreement, Pledgor shall issue to Secured Party Secured Convertible Debentures dated the date hereof in the aggregate original principal amount of $5,000,000 (as such may be replaced, substituted or reissued from time to time in accordance with their terms, collectively, the “Convertible Debentures”) which are convertible into the common stock of Pledgor, as payment of a portion of the consideration for the Acquisition;

                    WHEREAS, Pledgor is party to that certain Junior Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Pledgor, US Mills and the Secured Party;

                    WHEREAS, Secured Party and Pledgor are party to that certain Junior Subordination and Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), by and among Secured Party, as subordinated creditor, Pledgor, US Mills and IBF Fund Liquidating LLC, as senior creditor (“Senior Creditor”);

                    WHEREAS, as a condition precedent to the agreement of the Secured Party to accept the Convertible Debentures as a portion of the consideration for the Acquisition, Pledgor is required, and has agreed, to enter into and deliver this Agreement and to pledge to Secured Party, and grant a security interest in, the Pledged Collateral (as hereinafter defined) as security for Pledgor’s obligations under the Security Agreement; and

                    WHEREAS, Secured Party is willing to accept the Convertible Debentures as a portion of the consideration for the Acquisition only upon the condition that Pledgor executes and delivers to Secured Party this Agreement and agrees to perform and to comply with its obligations under this Agreement.

                    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party to accept the Convertible Debentures as a portion of the consideration for the Acquisition, the parties hereto, intending to be legally bound hereby, do agree as follows:

1. DEFINITIONS AND REFERENCES

    1.1. Defined Terms

                    As used in this Agreement, the following terms shall have the meanings specified in this Section 1.1:

                    “Agreement” shall be defined to mean this Junior Stock Pledge Agreement as amended, supplemented or modified from time to time.

                    “Credit Agreement” shall mean that certain Revolving Credit, Term Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time), by and among Pledgor, US Mills and CapitalSource Finance LLC (“CapitalSource”).

                    “Default” shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default hereunder or under any Debenture Document.

                    “Event of Default” shall mean the occurrence of any of the events set forth in Article VI.

                    “Junior Subordination Agreement” shall mean that certain Junior Subordination and Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time), by and among Secured Party, as subordinated creditor, Pledgor, US Mills and IBF Fund Liquidating LLC, as senior creditor.

                    “Master Subordination Agreement” shall mean that certain Master Subordination and Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time), by and among Secured Party, as Debenture Holder, Pledgor, US Mills, CapitalSource Finance LLC (“CapitalSource”) and IBF Fund Liquidating LLC, as Seller;

                    “Pledged Collateral” shall mean, collectively and each individually, (i) the issued and outstanding shares of capital stock and other equity securities and ownership interests of the Subsidiaries of Pledgor owned or held of record or beneficially by Pledgor on the date hereof in the amounts set forth on and as listed on Schedule 1.1 (and the certificates, copies of which are attached hereto, representing such shares and other equity securities and ownership interests); (ii) all other shares of capital stock and other equity securities and ownership interests of Subsidiaries of Pledgor and all shares of capital stock and other equity securities and ownership interests of any entity that hereafter becomes a Subsidiary of Pledgor, in each case owned or held of record or beneficially by Pledgor at any time (and the certificates representing such shares and other equity securities and ownership interests); and (iii) any and all replacements, products and proceeds of, and dividends, distributions in property, returns of capital or other distributions made on or with respect to, any of the foregoing shares and other equity securities and ownership interests.

                    “Senior Security Agreement” shall mean that certain Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time), by and among Pledgor, US Mills and IBF Fund Liquidating LLC.

    1.2. General Terms

                    All capitalized terms in this Agreement and not defined herein shall have the defined meanings provided in the Security Agreement. Unless otherwise specified, as used in this Agreement or in any certificate, report, instrument or other document made or delivered pursuant to this Agreement, all accounting terms not defined in this Agreement or in the Security Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP.

2. PLEDGE OF COLLATERAL

                    (a) As security for the due and punctual payment and performance by Pledgor of all the Obligations, including, without limitation, all of its obligations to Secured Party under the Security Agreement, this Agreement, the Convertible Debentures and the other Debenture Documents (collectively, the “Secured Obligations”), Pledgor hereby (i) pledges and assigns to Secured Party all of the Pledged Collateral and all of its right, title and interest in and to the Pledged Collateral, and (ii) grants to Secured Party a continuing security interest in and Lien upon the Pledged Collateral senior in priority to all Encumbrances except with respect to the security interest granted to CapitalSource pursuant to the terms of the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) or otherwise permitted thereunder and the security interest granted to IBF Fund Liquidating LLC pursuant to the terms of the Senior Security Agreement and other Senior Security Documents (as defined in the Senior Security Agreement) or otherwise permitted thereunder.

                    (b) Pledgor has delivered to CapitalSource all certificates representing the Pledged Collateral described in clause (i) of the definition of Pledged Collateral and, until the termination of the Master Subordination Agreement, will deliver to CapitalSource (or to Senior Creditor once the Master Subordination Agreement has terminated and to Secured Party once the Master Subordination Agreement and Junior Subordination Agreement have terminated) all certificates representing the Pledged Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral within five (5) Business Days after Pledgor’s acquisition of such shares or other equity securities or ownership interests or other items. Until such time as the Master Subordination Agreement has terminated, all Pledged Collateral shall be held by CapitalSource for the benefit of Senior Creditor and Secured Party for the purpose of perfecting Senior Creditor’s and Secured Party’s security interest therein. Concurrently with the termination of the Master Subordination Agreement, CapitalSource shall deliver all Pledged Collateral to Senior Creditor. After Senior Creditor’s receipt of the Pledged Collateral from Capitalsource and until such time as the Junior Subordination Agreement has terminated, all Pledged Collateral shall be held by Senior Creditor for the benefit of Secured Party for the purpose of perfecting Secured Party’s security interest therein. Concurrently with the termination of the Junior Subordination Agreement, Senior Creditor shall deliver all Pledged Collateral to Subordinated Creditor. Subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, each such certificate shall be registered in the name of Pledgor, duly endorsed in blank or accompanied by a stock power duly executed by Pledgor in blank, in form and substance satisfactory to Secured Party, with any and all documentary tax stamps and other documents necessary to cause Secured Party to have a good, valid and perfected continuing pledge of, Lien on and security interest in the Pledged Collateral, free and clear of any mortgage, pledge, Lien, security interest, hypothecation, assignment, charge, right, encumbrance or transfer or other restriction (individually, “Encumbrance” and collectively, “Encumbrances”), senior in priority to all Encumbrances except with respect to the security interest granted to CapitalSource pursuant to the terms of the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) or otherwise permitted thereunder and the security interest granted to IBF Fund Liquidating LLC pursuant to the terms of the Senior Security Agreement and other Senior Security Documents (as defined in the Senior Security Agreement) or otherwise permitted thereunder, including, without limitation, any necessary notations in the corporate or other records books of Pledgor or the entity in which such shares, equity securities or ownership interests evidence an ownership stake. Subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, at any time following the occurrence and continuation of an Event of Default, any or all of the Pledged Collateral, at the option of Secured Party exercised in accordance with Section 3 hereof, may be registered in the name of Secured Party or of its nominee, and Pledgor hereby covenants that, upon demand therefor by Secured Party, Pledgor shall or shall cause the entity in which such shares, equity securities or ownership interests evidence an ownership stake to effect such registration.

                    (c) Intentionally Omitted.

                    (d) In addition to and notwithstanding any other provision of this Agreement, subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, Secured Party, in its sole discretion, shall have the right, at any time that Pledgor fails to do so, without prior notice to Pledgor, to: (i) obtain insurance covering any of the Pledged Collateral to the extent required under the Security Agreement; (ii) pay for the performance of any of the Pledgor’s obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Pledged Collateral in violation of this Agreement unless Pledgor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Pledged Collateral. Such expenses and advances shall be added to the Secured Obligations until reimbursed to Secured Party and shall be secured by the Pledged Collateral. Any such payments and advances by Secured Party shall not be construed as a waiver by Secured Party of an Event of Default or any other rights, remedies or powers of Secured Party hereunder or otherwise.

                    (e) Within five (5) Business Days of any request by Secured Party, Pledgor, at its own cost and expense, will duly execute and deliver to Secured Party such financing statements, continuation statements, assignments, certificates and/or such other agreements, assignments, instructions or documents as Secured Party may request relating to the Pledged Collateral or otherwise to enable Secured Party to create, maintain and perfect or from time to time renew the security interests granted hereby or to create, maintain and perfect a security interest in any additional Pledged Collateral hereafter acquired by Pledgor or in any and all additions to and/or replacements, products and proceeds of any of the foregoing, all in form and substance satisfactory to Secured Party. Pledgor will pay all costs associated therewith, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party deems filing to be necessary or desirable. Pledgor irrevocably grants Secured Party the right, at Secured Party’s option, to file any or all of the foregoing pursuant to the UCC and otherwise, and Pledgor irrevocably appoints Secured Party as Pledgor’s attorney in fact to execute any of the foregoing in Pledgor’s name and to perform all other acts that Secured Party deems appropriate to perfect and continue the security interests conferred by this Agreement or otherwise to effect fully the purposes, terms and conditions of this Agreement, the Security Agreement and the other Debenture Documents.

                    (f) No injury to, or loss or destruction of, the Pledged Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Pledgor of any of the Secured Obligations.

3. VOTING RIGHTS, DIVIDENDS AND DISTRIBUTIONS

                    So long as no Event of Default shall have occurred and be continuing or would result from or be caused by any of the following:

                    (a) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof, subject to the terms hereof;

                    (b) Pledgor shall be entitled to receive and retain cash dividends payable on the Pledged Collateral; provided, however, that all other dividends (including, without limitation, stock and liquidating dividends), distributions in property, returns of capital and other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, equity securities or other ownership interests of Pledgor, any Subsidiary of Pledgor or any other Person or received in exchange for the Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition, transfer, sale or disposition of the Pledged Collateral or other exchange of assets to which Pledgor, any Subsidiary of Pledgor or any other Person may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Pledged Collateral, shall, subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, be retained by Secured Party, or, if delivered to Pledgor, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party and shall be considered as part of the Pledged Collateral for all purposes of this Agreement;

                    (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to Section 3(a) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to Section 3(b); and Pledgor shall execute and deliver to Secured Party all proxies, powers of attorney, dividend orders and other instruments and documents as may be required or may be requested by Secured Party to enable Secured Party to receive and retain the dividends, distributions in property, returns of capital and other distributions it is authorized to receive and retain pursuant to Section 3(b); and

                    (d) Upon the occurrence and continuation of an Event of Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to Section 3(a) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to Section 3(b) shall cease immediately, without any notice to Pledgor or action by or on behalf of Secured Party or any other Person, and all such rights thereupon shall become vested in Secured Party automatically without any action by any Person, and Secured Party shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends. In such case, Pledgor shall execute and deliver such proxies, powers of attorney, dividend orders and other instruments and documents as Secured Party may request or as may be otherwise required or desirable to enable Secured Party to exercise such rights and receive such dividends. In addition, Secured Party is hereby appointed the attorney-in-fact of Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence and continuation of an Event of Default, whether in the name of Secured Party or Pledgor, as Secured Party may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends. Any and all money and other property paid over to or received by Secured Party pursuant to the provisions of this Section 3(d) shall be retained by Secured Party as part of the Pledged Collateral and shall be applied in accordance with the provisions hereof.

4. REMEDIES ON DEFAULT

                    (a) Notwithstanding and without limiting any other provision of this Agreement or any of the Debenture Documents, if at any time an Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any right or remedy of a secured party upon default under the UCC (as defined in the Security Agreement) or applicable law or at equity, subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor or to take or do any action (except as provided below):

                         (i) apply any cash held by it hereunder in the manner provided in Section 4(1); and

                         (ii) if there shall be no such cash or if the cash so applied shall be insufficient to pay in full the items specified in Section 4(1)(i) and 4(1)(ii), collect, receive, appropriate and realize upon the Pledged Collateral or any part thereof, and/or sell, assign, transfer, contract to sell or otherwise dispose of and deliver the Pledged Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker’s board, on any securities exchange or at any of Secured Party’s places of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledged Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

                    (b) In the event of a sale as aforesaid, Secured Party may, at any such sale, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment and not with a view to the distribution or resale of the Pledged Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities and other laws. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer the Pledged Collateral so sold to the purchaser thereof.

                    (c) Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Collateral at a public sale than at a private sale or sales, the making of a public sale of the Pledged Collateral may be subject to registration requirements under applicable securities laws and other legal restrictions, compliance with which would make a public sale of the Pledged Collateral impractical. Accordingly, Pledgor hereby agrees that private sales made by Secured Party in good faith in accordance with the provisions of this Article 4 may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at a public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Pledged Collateral to be sold at a public sale.

                    (d) If any applicable requirements under the Securities Act of 1933, as amended, or such other laws cannot be satisfied at the time of a proposed sale of the Pledged Collateral by Secured Party, Pledgor hereby agrees to substitute for the Pledged Collateral other property owned by Pledgor, free and clear of all Encumbrances, of at least equal value as the Pledged Collateral as of the date of such proposed sale.

                    (e) Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right whatsoever, including any equity or right of redemption of Pledgor, and Pledgor hereby specifically waives all rights of redemption, stay or appraisal and other rights that Pledgor has or may have under any law, regulation or statute now existing or hereafter adopted or otherwise. Secured Party shall give Pledgor not less than ten (10) calendar days’ written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker’s board, on a securities exchange, at one or more of Secured Party’s places of business or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, will first be offered for sale at such location. Such notice, in case of a private sale, shall state only the date on or after which such sale may be made. Any such notice given as aforesaid shall be deemed to be reasonable notification.

                    (f) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale the Pledged Collateral may be sold in one lot as an entirety or in parts, as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice.

                    (g) Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose its Lien or security interest arising from this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                    (h) Notwithstanding and without limiting any other provision of this Agreement or any of the Debenture Documents, upon the occurrence and continuation of an Event of Default, subject to the terms of the Master Subordination Agreement and the Junior Subordination Agreement, Secured Party or its nominee shall have the right, without notice to or the consent of Pledgor, to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to transfer, sell, dispose of or exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor or Subsidiary of Pledgor or such other Person.

                    (i) On any sale of any part of the Pledged Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that may be necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser(s) by any Governmental Authority or officer or court.

                    (j) Pledgor hereby acknowledges, understands and agrees that Secured Party (i) may exercise its rights under the Debenture Documents, whether or not they provide security for any of the Secured Obligations, without exercising its rights hereunder or affecting the security provided hereunder, and (ii) may proceed against all or any portion of the Pledged Collateral and all other collateral securing any of the Secured Obligations in such order and at such time as determined by Secured Party in its sole discretion. Pledgor hereby expressly waives any rights under the doctrine of marshalling of assets.

                    (k) Pledgor hereby acknowledges, understands and agrees that compliance with the foregoing procedures shall satisfy any applicable requirements that such sale or disposition be made in a commercially reasonable manner.

                    (l) The proceeds of any collection, recovery, receipt, appropriation, realization, transfer, exchange, disposition or sale as aforesaid shall be applied by Secured Party in the following order:

                         (i) First, to the payment of all costs and expenses of every kind incurred by Secured Party in connection therewith or incidental to the care, safekeeping or otherwise of any of the Pledged Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Pledged Collateral or any part thereof, and all other payments that Secured Party may be required or authorized to make under any provision of this Agreement including, without limitation, in-house documentation and diligence fees, search, audit, recording, and filing fees and expenses and reasonable attorneys’ fees and expenses;

                         (ii) Second, to the payment of any other amounts due under the Secured Obligations (to be applied in accordance with the Security Agreement);

                         (iii) Third, to the satisfaction of indebtedness secured by any subordinate security interest of record in the Pledged Collateral if written notification of demand therefor is received before distribution of the proceeds is completed; provided that the holder of a subordinate security interest shall furnish reasonable proof of its interest to Secured Party, and unless it does so, Secured Party need not address its claims; and

                         (iv) Finally, to the payment to Pledgor of any surplus then remaining from such proceeds, unless otherwise required by law or directed by a court of competent jurisdiction; provided that Pledgor shall be liable for any deficiency if such proceeds are insufficient to satisfy all of the Secured Obligations.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

                    (a) Pledgor represents and warrants to Secured Party as of the date hereof (which representations and warranties shall survive the execution and delivery of this Agreement as follows:

                         (i) Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power, right and authority to (A) own the Pledged Collateral, (B) execute, deliver and perform this Agreement, (C) pledge the Pledged Collateral, and (D) grant the security interests and Liens in the Pledged Collateral pursuant to this Agreement and otherwise consummate the transactions contemplated under the other Debenture Documents to which it is a party;

                         (ii) the execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary actions on the part of Pledgor (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and this Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

                         (iii) Pledgor is, or, with respect to the Pledged Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral not later than the time of delivery of certificates therefor will be, the direct record and beneficial owner of each share, security and other interest that comprises the Pledged Collateral, and Pledgor has and will have good, valid and marketable title thereto, free and clear of all Encumbrances other than the security interests created by this Agreement, the security interest granted to CapitalSource pursuant to the terms of the Credit Agreement and other Loan

Documents (as defined in the Credit Agreement) or otherwise permitted thereunder and the security interest granted to IBF Fund Liquidating LLC pursuant to the terms of the Senior Security Agreement and other Senior Security Documents (as defined in the Senior Security Agreement) or otherwise permitted thereunder;

                         (iv) all of the Pledged Collateral has been, or, with respect to the Pledged Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral not later than the time of delivery of certificates therefor will be, duly and validly issued, fully paid and nonassessable;

                         (v) the Pledged Collateral described in clause (i) of the definition of Pledged Collateral constitutes 100% of the issued and outstanding capital stock and other equity securities and ownership interests of each Subsidiary of Pledgor and other Person in which such Pledged Collateral represents an ownership interest (calculated on a fully diluted, as converted basis);

                         (vi) the Pledged Collateral is and will be duly and validly pledged to Secured Party in accordance with law, and Secured Party has a good, valid and perfected Lien on and security interest in the Pledged Collateral and the proceeds thereof subject to no Encumbrances in favor of any other Person except for the security interest granted to CapitalSource pursuant to the terms of the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) or otherwise permitted thereunder and the security interest granted to IBF Fund Liquidating LLC pursuant to the terms of the Senior Security Agreement and other Senior Security Documents (as defined in the Senior Security Agreement) or otherwise permitted thereunder;

                         (vii) the execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions and the creation and granting of the security interests and Liens contemplated thereby do not and will not (A) conflict with or violate the certificate of incorporation, by-laws, limited liability company agreement or similar documents of Pledgor or of any entity whose securities constitute part of the Pledged Collateral or any agreement by and between Pledgor or any such entity and its respective shareholders or equity owners or among any such shareholders or equity owners; (B) conflict with, result in a breach of, constitute a default of or an event of default under, or any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any agreement, indenture or other instrument to which Pledgor or any entity whose securities constitute part of the Pledged Collateral is a party or by which Pledgor or any entity whose securities constitute part of the Pledged Collateral or any of its or their respective properties or assets are bound or subject, the effect of which could reasonably be expected to have or result in a Material Adverse Effect; (C) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Pledgor or any entity whose securities constitute part of the Pledged Collateral or any of its or their respective properties or assets or any of the Pledged Collateral, or (D) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Pledgor or any entity whose securities constitute part of the Pledged Collateral except those contemplated hereunder;

                         (viii) no approval, consent or authorization of, filing, registration or qualification with, or other action by, Pledgor or any entity whose securities constitute part of the Pledged Collateral, any Governmental Authority or any other Person is or will be necessary to permit the valid execution, delivery or performance of this Agreement by Pledgor or consummation of the transactions or creation or granting of the Liens and security interests contemplated hereby;

                         (ix) there is no action, claim, suit, proceeding or investigation pending or, to the knowledge of Pledgor, currently threatened against or affecting the Pledged Collateral, or Pledgor or any entity whose securities constitute part of the Pledged Collateral, or this Agreement or the transactions contemplated hereby, before or by any court, arbitrator or Governmental Authority (a) that questions or could prevent the validity of this Agreement or the right or ability of Pledgor to enter into this Agreement or to consummate the transactions or create or grant the Liens and security interests contemplated hereby, (b) that could reasonably be expected to have or result in, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (c) that could reasonably be expected to result in any change in the current equity ownership of Pledgor or any entity whose securities constitute part of the Pledged Collateral or otherwise in a Change of Control, nor is Pledgor aware that there is any basis for any of the foregoing;

                         (x) neither Pledgor nor any entity whose securities constitute part of the Pledged Collateral is (A) a party or subject to any judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or would materially adversely affect or prevent Pledgor’s ability to execute or deliver, or perform under, consummate the transactions contemplated by or to observe the covenants and agreements contained in, this Agreement; (B) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which Pledgor or such entity is a party or by which any of its or their properties or assets are bound or subject, which default or breach, if not remedied within any applicable grace or cure period could reasonably be expected to have or result in a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have or result in a Material Adverse Effect; or (C) a party or subject to any agreement (oral or written), document or instrument with respect to, or obligation to pay any, service or management fee with respect to the ownership, operation, leasing or performance of any of its business or any facility, nor is there any manager with respect to any such facility.

                         (xi) Pledgor is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority with respect to or applicable to Pledgor and/or Pledgor’s assets and properties and is not in violation of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect, and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect, and there is no Liability Event as of the date hereof;

                         (xii) the obligations of Pledgor under this Agreement are not subordinated in any way to any other obligation of Pledgor or to the rights of any other Person, except to the extent set forth in the Master Subordination Agreement and the Junior Subordination Agreement.

                    (b) Until all Secured Obligations have been performed and satisfied in full and indefeasibly paid in full in cash and the Security Agreement has been terminated, Pledgor hereby covenants that:

                         (i) Except as set forth in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and in the Senior Security Agreement and the other Senior Security Documents (as defined in the Senior Security Agreement) (A) Pledgor shall not sell, lease, transfer, pledge, assign or otherwise dispose of any of the Pledged Collateral or any interest therein, and (B) Pledgor shall not create, incur, assume or suffer to exist any Encumbrance upon, in, against or with respect to any of the Pledged Collateral or any interest therein (except pursuant hereto);

                         (ii) Pledgor shall, and shall cause each entity whose securities constitute part of the Pledged Collateral to: (A) preserve and maintain its existence in good standing (except as permitted or required under the Security Agreement); (B) comply with all laws, rules, statutes, regulations, ordinances and tariffs and orders of all applicable Governmental Authorities with respect to or applicable to its business, assets or operations or to any of the Pledged Collateral, except where the failure to comply could not reasonably be expected to have or result in a Material Adverse Effect; and (C) promptly upon the occurrence thereof and in any event within three (3) calendar days after Pledgor or any authorized officer of Pledgor obtains knowledge thereof, give written notice to Secured Party of (1) any action, suit, litigation, investigation, arbitration, dispute resolution proceeding or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Pledgor, any such entity or the Pledged Collateral or any of their respective properties or assets, whether or not the claim is covered by insurance, to the extent the amount in controversy exceeds $30,000 or to the extent such litigation, suit, investigation, arbitration, dispute resolution proceeding or administrative proceeding seeks injunctive relief, (2) the filing, recording or assessment of any federal, state, local or foreign tax lien against the Pledged Collateral, Pledgor or any such entity, (3) the occurrence of any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, (4) the occurrence or existence of any event, fact, circumstance or condition which constitutes or results in, or would constitute or result in with the giving of notice or passage of time or both, an Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, and (5) any other development, event, fact, circumstance, condition or action of any nature against or affecting Pledgor or any such entity or otherwise, which could reasonably be expected to have, lead to or result in a Material Adverse Effect, a Default or an Event of Default, in each case describing the nature and status thereof and the action Pledgor proposes to take with respect thereto, and (6) any matter(s) affecting the value, enforceability or collectability of any of the Pledged Collateral, including, without limitation, claims or disputes asserted by any obligor or obligors in the amount of $30,000 or more, singly or in the aggregate, in existence at any one time.

                         (iii) Pledgor shall, and shall cause each entity whose securities constitute part of the Pledged Collateral to, (a) perform in accordance with its terms every contract, agreement or other arrangement (oral or written) to which it is a party or by which it or any of the Pledged Collateral is bound, except where the failure to perform could not reasonably be expected to have or result in a Material Adverse Effect, (b) comply with all laws, statutes, rules, regulations, ordinances and tariffs of any applicable Governmental Authority with respect or applicable to its business, assets or operations or to the Pledged Collateral, except where the failure to comply could not reasonably be expected to have or result in a Material Adverse Effect, (c) pay, discharge or otherwise satisfy at or before maturity (subject where applicable to specified grace periods and, in the case of the trade payable, to ordinary course payment practices) all of its and/or their material obligations and liabilities of whatsoever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and it shall have provided for such reserves as Secured Party may deem proper and necessary in its sole discretion, (d) pay all taxes, assessments, fees, governmental charges, claims for labor, supplies, rent and all other obligations or liabilities of any kind of or imposed upon such Person or upon the Pledged Collateral, except liabilities being contested in good faith and against which adequate reserves have been established, except where the failure to pay could not reasonably be expected to have or result in a Material Adverse Effect, (e) obtain and deliver all required consents, approvals and agreements from such third parties as Secured Party shall determine are necessary or desirable in its sole discretion that are satisfactory to Secured Party with respect to (I) this Agreement and the other Debenture Documents and the transactions contemplated hereby and thereby, (II) claims against Pledgor, any such entity or any of the Pledged Collateral, and/or (III) any agreement (oral or written), consent, document or instrument to which any of them is a party or by which any of their properties or assets are bound or subject, (f) perform in accordance with its terms every contract, agreement or other arrangement (oral or written) to which it is a party or by which it or any of the Pledged Collateral is bound, and (g) furnish to Secured Party such additional information as Secured Party may reasonably request from a credit or security perspective or otherwise from time to time;

                         (iv) Pledgor shall, and shall cause each entity whose securities constitute part of the Pledged Collateral to, keep true, complete and accurate books of record with respect to the Pledged Collateral in accordance with commercially reasonable business practices; and

                         (v) Pledgor shall not take or permit to be taken, or permit or cause any entity whose securities constitute part of the Pledged Collateral to take or permit to be taken, any action in connection with the Pledged Collateral or otherwise which would impair the value of the Pledged Collateral or any portion thereof or the value of the interests or rights of Pledgor or Secured Party therein or with respect thereto, including, without limitation, any amendment to or modification of the certificate of incorporation (or similar charter documents) or bylaws (or similar documents) of Pledgor or such Person which would result in or cause any of the foregoing.

6. EVENTS OF DEFAULT

                    (a) The occurrence of any one or more of the following shall constitute an “Event of Default” under this Agreement:

                         (i) Pledgor shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in this Agreement and such failure shall not be cured within the applicable period set forth herein, provided that, with respect to the covenants set forth in Sections 5(b) (other than Sections 5(b)(i), 5(b)(ii)(A), and 5(b)(v), for which there shall be no cure period) Pledgor shall have a twenty (20) calendar day cure period commencing from the earlier of (i) Receipt by Pledgor of written notice of such failure, and (ii) the time at which Pledgor or any authorized officer thereof knew or became aware, or should have known or been aware, of such failure, breach or default;

                         (ii) any representation or warranty made or deemed made by Pledgor in this Agreement shall not be true and correct in all material respects or shall have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent the representation or warranty is already qualified by materiality or the phrase “Material Adverse Effect” or “Material Adverse Change,” in which case it shall be true and correct in all respects and shall not be false or misleading in any respect);

                         (iii) any Event of Default under any Debenture Document shall occur and be continuing past any cure period and shall not have been waived in writing; or

                         (iv) this Agreement shall cease to be in full force and effect or any Lien or security interest created hereunder shall cease to constitute a valid perfected Lien and security interest on the Pledged Collateral that is senior in priority to all Encumbrances except with respect to the security interest granted to CapitalSource pursuant to the terms of the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) or otherwise permitted thereunder and the security interest granted to IBF Fund Liquidating LLC pursuant to the terms of the Senior Security Agreement and other Senior Security Documents (as defined in the Senior Security Agreement) or otherwise permitted thereunder.

                    (b) Notwithstanding and without limiting or being limited by any other provision of this Agreement or the Debenture Documents, upon the occurrence and continuation of any Event of Default, Secured Party may, by notice to Pledgor take any actions permitted hereunder or under the Debenture Documents.

                     (c) Notwithstanding the foregoing, in the case of an Event of Default under Section 6(a)(iv), the Convertible Debentures, all interest thereon and all other Secured Obligations automatically, without demand or further act by Secured Party, shall be immediately due and payable (provided that, with respect to minor, non-material breaches or violations that constitute Events of Default under Section 6(a)(iv), Pledgor shall have a five (5) Business Day cure period commencing from the earlier of (i) Receipt by Pledgor of written notice of such breach or violation and resulting Event of Default or of any event, fact or circumstance constituting or resulting in any of the foregoing, and (ii) the time at which Pledgor or any authorized officer thereof knew or became aware, or should have known or been aware, of such breach or violation and resulting Event of Default or of any event, fact or circumstance constituting or resulting in any of the foregoing).

7. MISCELLANEOUS PROVISIONS

    7.1. Expenses

                    Without limiting or being limited by any other provision of this Agreement or the Debenture Documents, Pledgor shall pay all costs and expenses incurred by Secured Party or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches), and reasonable attorneys’ fees and expenses, (a) in any effort to enforce this Agreement, any other Debenture Document and/or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into, negotiating, preparing, reviewing and executing this Agreement and the other Debenture Documents and all related agreements, documents and instruments, (c) arising in any way out of administration of the Secured Obligations or the security interests or Liens created hereunder, (d) in connection with instituting, maintaining, preserving and enforcing Secured Party’s rights hereunder and enforcing and/or foreclosing on the security interests and/or Liens in any of the Pledged Collateral, through judicial process or otherwise, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Agreement and/or any related agreement, document or instrument, (f) in seeking or receiving any advice with respect to its rights and obligations under this Agreement, any of the other Debenture Documents and/or all related agreements, documents and instruments, and/or (g) in connection with any modification, supplement, amendment, waiver or extension of this Agreement, any other Debenture Document or any related agreement, document or instrument, and all of the same may be added to, and shall be part of, the Secured Obligations. If Secured Party or any of its Affiliates uses in-house counsel for any of the purposes set forth above or any other purposes under this Agreement for which Pledgor is responsible to pay or indemnify, Pledgor expressly agrees that its Secured Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Secured Party or such Affiliate in its sole discretion for the work performed. In addition and without limiting the foregoing, Pledgor shall pay all taxes (other than taxes based upon or measured by Secured Party’s income or revenues or any personal property tax), if any, in connection with the issuance of the Convertible Debentures and the recording of the security documents and financing statements therefor and pursuant to the Security Documents.

    7.2. Notices

                    Any notice or request under this Agreement shall be given to any party to this Agreement at such party’s address set forth beneath its signature on the signature page to this Agreement, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 7.2. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon (each, a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (iii) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

    7.3. Delay

                    No course of action or dealing, renewal, release or extension of any provision of this Agreement, or single or partial exercise of any such provision, or delay, failure or omission on Secured Party’s part in enforcing any such provision shall affect the liability of Pledgor or operate as a waiver of such provision or affect the liability of Pledgor or preclude any other or further exercise of such provision. No waiver by any party to any Debenture Document of any one or more defaults by any other party in the performance of any of the provisions of any Debenture Document shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver. Notwithstanding any other provision of any Debenture Document, by completing the Closing under this Agreement, Secured Party does not waive any breach of any representation or warranty of under any Debenture Document, and all of Secured Party’s claims and rights resulting from any such breach or misrepresentation are specifically reserved.

    7.4. Release of Pledged Collateral

                    Promptly following full performance and satisfaction and indefeasible payment in full in cash of the Secured Obligations and the termination of the Security Agreement, the security interests and Liens created hereby shall terminate and Secured Party shall execute and deliver such documents, at Pledgor’s expense, as are necessary to release Secured Party’s security interests and Liens in the Pledged Collateral and shall return the Pledged Collateral to Pledgor at the address of Pledgor set forth herein or at such other address as Pledgor may direct in writing. Secured Party shall not be deemed to have made any representation or warranty with respect to any Pledged Collateral so delivered, except that such Pledged Collateral is free and clear, on the date of such delivery, of any and all liens, charges and encumbrances arising from Secured Party’s own acts.

    7.5. Successors and Assigns; Participations; New Secured Parties

                    This Agreement shall inure to the benefit of Secured Party, Transferees and all future holders of the Convertible Debentures, the Secured Obligations and/or any of the Pledged Collateral, and each of their respective successors and assigns. This Agreement shall be binding upon Pledgor other than Secured Party that are parties to this Agreement and their respective successors and assigns, and no such Person may assign, delegate or transfer this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Secured Party. No rights are intended to be created under this Agreement for the benefit of any third party donee, creditor or incidental beneficiary of Pledgor. Nothing contained in any Debenture Document shall be construed as a delegation to Secured Party of any other Person’s duty of performance. PLEDGOR ACKNOWLEDGES AND AGREES THAT SECURED PARTY AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND RESTATE THE

CONVERTIBLE DEBENTURES, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER ANY DEBENTURE DOCUMENT, THE CONVERTIBLE DEBENTURES, THE OBLIGATIONS AND/OR THE PLEDGED COLLATERAL TO OTHER PERSONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A “TRANSFEREE”). Each Transferee shall have all of the rights and benefits with respect to the Secured Obligations and Pledged Collateral held by it as fully as if the original holder thereof, and either Secured Party or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated therein; provided that, notwithstanding anything to the contrary in any Debenture Document, Pledgor shall not be obligated to pay under this Agreement to any Transferee any sum in excess of the sum which Pledgor would have been obligated to pay to Secured Party had such participation not been effected. Notwithstanding any other provision of any Debenture Document, Secured Party may disclose to any Transferee all information, reports, financial statements, certificates and documents obtained under any provision of any Debenture Document.

    7.6. Severability; Captions; Counterparts; Facsimile Signatures

                    If any provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible. The captions in this Agreement are intended for convenience and reference only and shall not affect the meaning or interpretation of this Agreement. The Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

    7.7. Survival

                    It is the express intention and agreement of the parties hereto that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Pledgor herein shall survive the execution, delivery and termination of this Agreement until all Secured Obligations are performed in full and indefeasibly paid in full in cash and the Security Agreement is terminated.

    7.8. Governing Law; Jurisdiction; Service of Process; Venue

                    This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions. Any judicial proceeding against Pledgor with respect to the Secured Obligations, this Agreement or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York. By execution and delivery of each Debenture Document to which it is a party, Pledgor (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 7.2 hereof, and (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction, venue or convenience. Nothing shall affect the right of Secured Party to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction having jurisdiction. Any judicial proceedings against Secured Party involving, directly or indirectly, the Secured Obligations, this Agreement or any related agreement shall be brought only in a federal or state court located in the State of New York. All parties acknowledge that they participated in the negotiation and drafting of this

Agreement and that, accordingly, no party shall move or petition a court construing this Agreement to construe it more stringently against one party than against any other.

    7.9. Indemnity

                    Pledgor jointly and severally shall indemnify Secured Party, its affiliates and its and their respective managers, members, officers, employees, affiliates, agents, representatives, successors, assigns, accountants and attorneys (collectively, the “Indemnified Persons”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against any Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to, any Debenture Document or any agreement, document or transaction contemplated thereby, whether or not such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of such Indemnified Person. If any Indemnified Person uses in-house counsel for any purpose for which Pledgor is responsible to pay or indemnify, Pledgor expressly agrees that its indemnification obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Indemnified Person in its sole discretion for the work performed. Secured Party agrees to give Pledgor reasonable notice of any event of which Secured Party becomes aware for which indemnification may be required under this Section 7.9, and Secured Party may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Pledgor’s consent, which consent shall not be unreasonably withheld or delayed. Any Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of such Indemnified Person or the Pledged Collateral. Notwithstanding the foregoing, if any insurer agrees to undertake the defense of an event (an “Insured Event”), Secured Party agrees not to exercise its right to select counsel to defend the event if that would cause Pledgor’s insurer to deny coverage; provided, however, that Secured Party reserves the right to retain counsel to represent any Indemnified Person with respect to an Insured Event at its sole cost and expense. To the extent that Secured Party obtains recovery from a third party other than an Indemnified Person of any of the amounts that Pledgor has paid to Secured Party pursuant to the indemnity set forth in this Section 7.9, then Secured Party shall promptly pay to Pledgor the amount of such recovery.

    7.10.          Waiver of Notice; Waiver of Statute of Limitations; Defenses

                    Pledgor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, credit extended, collateral received or delivered, or any other action taken by Secured Party in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. The pleading of any statute of limitations as a defense to any demand against Pledgor hereunder and under the Debenture Documents is expressly waived by Pledgor. Pledgor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Secured Party to obtain an order of court recognizing the assignment of or security interests and Liens of Secured Party in and to the Pledged Collateral.

    7.11. Jury Waiver

                    EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO ANY OF THE DEBENTURE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

    7.12. Entire Agreement

                    This Agreement and the other Debenture Documents to which Pledgor is a party constitute the entire agreement between Pledgor and Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by Pledgor and Secured Party. No provision of this Agreement may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by Secured Party and Pledgor. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

    7.13. No Duty of Secured Party

                    Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

    7.14. Confidentiality and Publicity

                    Pledgor agrees, and agrees to cause each of its affiliates, (i) not to transmit or disclose provision of any Debenture Document to any Person (other than to Pledgor’s advisors and officers on a need-to-know basis) without Secured Party’s prior written consent, (ii) to inform all Persons of the confidential nature of the Debenture Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions. Secured Party reserves the right to review and approve all materials that Pledgor or any of its affiliates prepares that contain Secured Party’s name or describe or refer to any Debenture Document, any of the terms thereof or any of the transactions contemplated thereby. Pledgor shall not, and shall not permit any of its affiliates to, use Secured Party’s name (or the name of any of Secured Party’s affiliates) in connection with any of its business operations. Nothing contained in any Debenture Document is intended to permit or authorize Pledgor or any of its affiliates to contract on behalf of Secured Party.

    7.15 Release of Secured Party

                    Notwithstanding any other provision of this Agreement or any other Debenture Document, Pledgor voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and its Affiliates and its and their respective heirs, managers, members, directors, officers, employees, shareholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”) hereby does fully and completely release and forever discharge the Indemnified Parties and any other Person, business or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Parties, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity or otherwise, whether matured or unmatured, vested or contingent, whether or not resulting from acts or conduct of any or all of them, that the Releasing Parties or any of them have against the Released Parties or any of tem (whether directly or indirectly) at any time or any other financial accommodation is made or extended to Pledgor or under any Debenture Document. Pledgor acknowledges that the foregoing release is a material inducement to Secured Party’s decision to accept the Convertible Debentures as a portion of the consideration for the Acquisition and has been relied upon by Secured Party in agreeing to accept the Convertible Debentures as a portion of the consideration for the Acquisition.

    7.16 Cooperation in Discovery and Litigation

                    In any litigation, arbitration or other dispute resolution proceeding relating to any Debenture Document, Pledgor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to (i) any of its directors, officers, employees or agents being deemed to be employees or managing agents of Pledgor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise), (ii) Secured Party’s counsel examining any such individuals as if under cross-examination and using any discovery deposition of any of them as if it were an evidence deposition, and/or (iii) using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Secured Party, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute.

    7.17 Subordination

                    This Agreement and the exercise of any right or remedy hereunder by Secured Party are subject to the terms of the Master Subordination Agreement. The Liens in the Pledged Collateral granted herein are subordinated to the Liens in the Pledged Collateral granted to CapitalSource Finance LLC in the manner and to the extent set forth in the Master Subordination Agreement.

                    This Agreement and the exercise of any right or remedy hereunder by Secured Party are subject to the terms of the Junior Subordination Agreement. The Liens in the Pledged Collateral granted herein are subordinated to the Liens in the Pledged Collateral granted to IBF Fund Liquidating LLC in the manner and to the extent set forth in the Junior Subordination Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                    IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first written above.

SUNSET BRANDS, INC.

/s/ Todd Sanders

By: Todd Sanders
Title:	President & CEO

Address for Notices:

Sunset Brands, Inc.
10990 Wilshire Blvd., Suite 1220
Los Angeles, CA 90024
Attention: President
Telephone: (310) 478-4600
FAX: (310) 478-4601

IBF FUND LIQUIDATING LLC

/s/ Arthur J. Steinberg

By: Arthur J. Steinberg
Title:	Manager

Address for Notices:

IBF Fund Liquidating LLC
c/o Kaye Scholer LLP
425 Park Avenue
New York, NY 10022
Attention: Arthur J. Steinberg, Esq., Manager
Telephone: (212) 836-8564
FAX: (212) 836-6157